UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2023

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

388 Greenwich Street
New York, New York 10013
(Address of principal executive offices)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 8.01  Other Events.

Effective October 1, 2023, Citigroup Inc.’s (Citi) indicative Stress Capital Buffer (SCB) requirement is 4.3%, up from the current 4.0%, and Citi’s preliminary Standardized Common Equity Tier 1 (CET1) capital ratio regulatory requirement is 12.3%, up from the current 12.0%.

As of March 31, 2023, Citi's Standardized CET1 capital ratio was 13.44%. The Federal Reserve Board will provide Citi with its final SCB requirement by August 31, 2023, and that requirement will become effective on October 1, 2023, and will remain in effect until September 30, 2024.

Citi’s Board of Directors approved a plan to increase the current quarterly common stock dividend of $0.51 to $0.53 per share for the third quarter of 2023. Citi’s quarterly common stock dividends are subject to approval by Citi’s Board of Directors at the customary times that those dividends are declared.

Certain statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements are not guarantees of future results or occurrences. Citi’s final SCB requirement and actual capital levels and capital actions (including common stock dividends) may differ materially from those included in these statements due to a variety of factors. These factors include, among others: elevated interest rates and the impacts on macroeconomic conditions, customer and client behavior, as well as Citi’s funding costs; potential recessions in the U.S., Europe and other countries; revisions to the U.S. Basel III rules; continued elevated levels of inflation and its impacts; Citi’s ability to execute against its transformation and other strategic initiatives, including consummation of its remaining exits and wind-downs; potential increased regulatory requirements and costs, and potential impacts to macroeconomic conditions, as a result of recent bank failures; and the precautionary statements included in this report. These factors also consist of those contained in Citi's filings with the U.S. Securities and Exchange Commission, including without limitation the "Risk Factors" section of Citi's 2022 Form 10-K. Any forward-looking statements made by or on behalf of Citi speak only as to the date they are made, and Citi does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 30, 2023

CITIGROUP INC.

By:	/s/ Johnbull E. Okpara
Johnbull E. Okpara
Controller and Chief Accounting Officer
(Principal Accounting Officer)